EXHIBIT 10.20

KORRO BIO, INC.

2019 STOCK INCENTIVE PLAN

I.	PURPOSE OF THE PLAN

This 2019 Stock Incentive Plan is intended to promote the interests of Korro Bio, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

II.	AWARDS

Awards under the Plan may consist of (A) options, (B) stock awards, and (C) restricted stock units.

III.	ADMINISTRATION OF THE PLAN

A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have the authority to determine which eligible persons are to receive Awards, the time or times when those Awards are to be made, the number of shares of Common Stock to be covered by each such Award, the applicable exercise and/or vesting schedule, the exercise price or purchase price (if any) to be paid by the Participant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, and the maximum term for which the option is to remain outstanding.

C. The Plan Administrator shall have the authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any Award thereunder.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

1. Employees;

2. non-employee members of the Board and the non-employee members of the board of directors of any Parent or Subsidiary; and

3. persons who are consultants or other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

V.	STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section V.D, the maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,219,565 shares.

B. Shares of Common Stock subject to outstanding Awards shall be available for subsequent issuance under the Plan to the extent those Awards expire, terminate or are cancelled for any reason prior to the issuance of the underlying shares of Common Stock. Unvested shares issued under the Plan and subsequently forfeited to or repurchased by the Corporation, at a price per share not greater than the exercise or purchase price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall be available for reissuance through one or more subsequent Awards under the Plan.

C. Subject to adjustment as provided in Section V.D, the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Incentive Options shall not exceed 2,000,000 shares.

D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the outstanding Common Stock without the Corporation’s receipt of consideration or in the event of a substantial reduction to the value of the outstanding shares of Common Stock by reason of a spin-off transaction or extraordinary distribution or in the event of any merger, consolidation, reincorporation, or other reorganization, then equitable adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and the exercise or purchase price per share in effect under each outstanding Award, (iii) the number and/or class of securities subject to forfeiture or the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share and (iv) the maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Options. In the event of a Change in Control, the provisions of Section XI shall apply. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate, and those adjustments shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

VI.	TERMS OF OPTIONS

The Plan Administrator may grant options to eligible persons upon such terms as it deems appropriate. Each option shall be evidenced by an Award Agreement in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms and conditions of the Plan.

A. Type of Options. Each option shall be designated in the Award Agreement as either an Incentive Option or a Non-Statutory Option. Incentive Options may only be granted to Employees.

B. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, if any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the following forms as determined by the Plan Administrator and specified in the Award Agreement:

(i) cash or check made payable to the Corporation;

(ii) a promissory note payable to the Corporation having such recourse, interest, security and repayment terms as the Plan Administrator deems appropriate after taking into account the tax and accounting consequences of permitting the use of a promissory note and subject to the applicable requirements of the Delaware General Corporation Law;

(iii) by having the Corporation withhold a number of shares of Common Stock otherwise deliverable pursuant to the exercise of the option with such withheld shares valued at Fair Market Value on the Exercise Date;

(iv) should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, in shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the period (if any) necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes; or

(v) should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised and only to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a brokerage firm (with such brokerage firm reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with any applicable pre- clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates (if any) for the purchased shares directly to such brokerage firm on the settlement date in order to complete the sale.

Except to the extent a sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

3. The Plan Administrator shall have the discretion (exercisable at any time) to permit the exercise price of an outstanding option to be paid in one or more of the forms specified in Section VI.B.2.

C. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator. No option shall have a term in excess of ten (10) years measured from the option grant date. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

D.	Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Participant at the time of cessation of Service or death:

(i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months from the date of such cessation of Service during which to exercise each outstanding option held by such Participant.

(ii) Should the Participant’s Service terminate by reason of Disability, then the Participant shall have a period of twelve (12) months from the date of such cessation of Service during which to exercise each outstanding option held by such Participant.

(iii) If the Participant dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or, if beneficiary designations are permitted and have been validly made, the Participant’s designated beneficiary or beneficiaries of that option shall have a period of twelve (12) months from the date of the Participant’s death during which to exercise such option.

(iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of cessation of the Participant’s Service or death. No additional shares shall vest under the option following the Participant’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding.

(vi) Should the Participant’s Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Participant’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post- Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service or death but also with respect to one or more additional installments in which the Participant would have vested under the option had the Participant continued in Service.

E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of the Participant’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

G. Limits on Incentive Options. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted, except to the extent otherwise provided under applicable law or regulation.

H. Repricing Program. The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

VII.	TERMS OF STOCK AWARDS

The Plan Administrator may issue shares of Common Stock to eligible persons upon such terms as it deems appropriate. Each such stock issuance shall be evidenced by an Award Agreement in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms and conditions of the Plan.

A. Consideration. Shares of Common Stock may be issued under the Plan for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

1. cash or check made payable to the Corporation;

2. past services rendered to the Corporation (or any Parent or Subsidiary);

3. a promissory note payable to the Corporation having such recourse, interest, security and repayment terms as the Plan Administrator deems appropriate after taking into account the tax and accounting consequences of permitting the use of a promissory note and subject to the applicable requirements of the Delaware General Corporation Law; or

4. any other valid consideration under the Delaware General Corporation Law.

B. Vesting Provisions.

1. Shares of Common Stock issued under the Plan may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, reincorporation, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Plan or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase- money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of the Participant’s cessation of Service and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares by the applicable clause (i) or (ii) amount.

4. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

C. Stockholder Rights. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under a stock award, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

VIII.	TERMS OF RESTRICTED STOCK UNITS

The Plan Administrator may grant restricted stock units to eligible persons which entitle the Participants to receive the shares underlying those awards upon vesting or upon the expiration of a designated time period following the vesting of those awards. Each Award of restricted stock units shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms and conditions of the Plan.

A. Vesting Provisions.

1. Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.

2. Outstanding restricted stock units shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

B. Stockholder Rights. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit Award until that Award vests and the shares of Common Stock are actually issued thereunder.

IX.	TRANSFERABILITY OF AWARDS

A. Except as provided below, Awards, together with the shares of Common Stock subject to the Awards, shall not be assignable or transferable other than by will or by the laws of inheritance following the Participant’s death.

B. However, a Non-Statutory Option, together with the underlying unexercised shares of Common Stock, may to the extent permitted by the Plan Administrator be assigned in whole or in part during the Participant’s lifetime by gift or pursuant to a domestic relations order to one or more of the Participant’s Family Members or to a trust established exclusively for the Participant and/or one or more such Family Members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

C. Notwithstanding the foregoing, the Participant may also, to the extent permitted by the Plan Administrator and subject to applicable law, designate one or more Family Members as the beneficiary or beneficiaries of his or her outstanding Awards under the Plan, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred Award.

D. Prior to the date the Corporation first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, outstanding options under the Plan, together with the shares of Common Stock subject to those options during the period prior to exercise, shall not be the subject of any short position, put equivalent position (as such term is defined in Rule 16a-1(h) under the 1934 Act) or call equivalent position (as such term is defined Rule 16a-1(b) of the 1934 Act).

E. Except as otherwise provided above, until the date the Corporation first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, outstanding options under the Plan, together with the shares of Common Stock subject to those options during the period prior to exercise, shall not be the subject of any pledge, gift, hypothecation or other transfer, other than pursuant to the Corporation’s repurchase rights or in connection with a Change in Control in which such options shall terminate and cease to be outstanding.

X.	RESTRICTIONS ON SHARES

A. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

B. In connection with any underwritten public offering by the Corporation of its equity securities, the Participant (or any successor in interest) shall be subject to transferability and market stand-off restrictions with respect to any shares of Common Stock issued under the Plan in accordance with the terms established by the Plan Administrator and set forth in the document evidencing the issuance of such shares.

C. The Plan Administrator may require that a Participant (or any successor in interest) execute a stockholders’ agreement, with such terms as the Plan Administrator deems appropriate, with respect to any shares of Common Stock issued to the Participant pursuant to the Plan.

D. Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates (if any) evidencing those unvested shares.

XI.	CHANGE IN CONTROL

A. In the event of a Change in Control, each outstanding Award, as determined by the Plan Administrator in its sole discretion, may be (i) assumed by the successor corporation (or parent thereof), (ii) canceled and substituted with an Award granted by the successor corporation (or parent thereof), (iii) otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, or (iv) replaced with a cash retention program of the Corporation or any successor corporation which preserves the spread existing on the unvested shares subject to the Award at the time of the Change in Control (the excess of the Fair Market Value of those shares over the aggregate purchase price payable for such shares) and, subject to Section XI.C, provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those unvested Award shares, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A.

B. To the extent an outstanding Award is not assumed, substituted, continued or replaced in accordance with Section XI.A, such Award shall automatically vest in full (and any repurchase rights, if any, of the Corporation with respect to the unvested shares subject to that Award that become vested on such accelerated basis shall immediately terminate) immediately prior to the effective date of the Change in Control, unless the acceleration of such Award is subject to other limitations imposed by the Plan Administrator at the time of the grant of the Award. The Plan Administrator in its sole discretion shall have the authority to provide that to the extent any such Award, as so accelerated, remains unexercised and outstanding on the effective date of the Change in Control, such Award shall be cancelled and terminated and the holder of such Award shall become entitled to receive, upon consummation of the Change in Control and subject to Section XI.C, a lump sum cash payment in an amount equal to the product of (i) the number of shares of Common Stock subject to such Award and (ii) the excess of (a) the Fair Market Value per share of Common Stock on the date of the Change in Control over (b) the per share exercise price or purchase price in effect for such Award. However, any such Award shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control is less than the per share exercise price or purchase price in effect for such Award.

C. The Plan Administrator shall have the authority to provide that any escrow, holdback, earn-out or similar provisions in the definitive agreement effecting the Change in Control shall apply to any cash payment made pursuant to Section XI.A(iv) or Section XI.B to the same extent and in the same manner as such provisions apply to a holder of a share of Common Stock.

D. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the United States Federal tax laws.

E. The grant of Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

XII.	EFFECTIVE DATE, AMENDMENT AND TERMINATION OF PLAN

A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all Awards previously granted under the Plan shall terminate and cease to be outstanding, and no further Awards shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant Awards and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

C. Awards may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess Awards are made, then (i) any unexercised options and unvested restricted stock units granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Participants the exercise price or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

D. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding Awards under the Plan in connection with a Change in Control. All Awards outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those Awards.

XIII.	GENERAL

A. Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

B. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable tax withholding requirements.

C. The implementation of the Plan, the granting of any Awards under the Plan and the issuance of any shares of Common Stock under an Award shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it and the shares of Common Stock issued pursuant to it.

D. Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

XIV.	DEFINITIONS

The following definitions shall be in effect under the Plan:

A. Award shall mean an option, a stock award, or a restricted stock unit.

B. Award Agreement shall mean the agreement entered into by the Corporation and the Participant evidencing the Award.

C. Board shall mean the Corporation’s Board of Directors.

D. Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term, and in the absence of such a Change in Control definition shall be deemed to have occurred if: (i) any “person” (as such term is used in sections 13(d) and 14(d) of the 1934 Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the then outstanding securities of the Corporation; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, a Public Offering of the Corporation’s common stock, or as a result of a transaction in which the Corporation becomes a subsidiary of another corporation and in which the stockholders of the Corporation, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or (ii) the consummation of (1) a merger or consolidation of the Corporation with another corporation where the stockholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (2) a sale or other disposition of all or substantially all of the assets of the Corporation or (3) a liquidation or dissolution of the Corporation.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Committee shall mean a committee of one (1) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

G. Common Stock shall mean the Corporation’s common stock.

H. Corporation shall mean Korro Bio, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Korro Bio, Inc.

I. Disability shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term, or in the absence of such a definition shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K. Exercise Date shall mean the date on which the Corporation shall have received written notice of an option exercise.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on a Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is not at the time listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code; provided, however, that with respect to an Incentive Option, such Fair Market Value shall be determined in accordance with the standards of Section 422 of the Code and the applicable Treasury Regulations thereunder.

M. Family Member means, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O. Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term, or in the absence of such an Involuntary Termination definition shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a material and permanent reduction in such individual’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) other than a general reduction in compensation that affects all similarly situated Service providers of the Corporation in substantially the same proportions; (B) a permanent relocation of such individual’s principal place of employment by more than sixty (60) miles; (C) any material breach by the Corporation of any material provision of such individual’s employment agreement (if any) or any material provision of any other agreement between such individual and the Corporation; or (D) a material, adverse change in such individual’s authority, duties, or responsibilities (other than temporarily while such individual is physically or mentally incapacitated or as required by applicable law); provided, however, that the individual has provided written notice to the Corporation of the existence of the circumstances providing grounds for such involuntary resignation within thirty (30) calendar days of the initial existence of such grounds and the Corporation has had at least thirty (30) calendar days from the date on which such notice is provided to cure such circumstances. If that individual has not involuntarily resigned as set forth herein within sixty (60) calendar days after the occurrence of the applicable grounds, then such individual will be deemed to have waived the right to involuntary resignation with respect to that occurrence.

P. Misconduct shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term, and in the absence of such a Misconduct definition shall mean an individual’s (i) failure to comply with any valid and legal directive of the Board that continues for thirty (30) calendar days after written notice from the Corporation; (ii) engagement in dishonesty, illegal conduct, or misconduct, which, in each case, materially harms or is reasonably likely to materially harm the Corporation or its affiliates; (iii) embezzlement, misappropriation, or fraud, whether or not related to such individual’s employment with the Corporation; (iv) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, if such felony or other crime is work-related, materially impairs such individual’s ability to perform services for the Corporation or results in material harm or is reasonably likely to cause material harm to the Corporation or its affiliates; (v) violation of a material policy of the Corporation; (vi) willful or grossly negligent unauthorized disclosure of confidential information or trade secrets; (vii) material breach of any material obligation under such individual’s employment agreement (if any) or any other written agreement between such individual and the Corporation; or (viii) material failure to comply with the Corporation’s written policies or rules, as they may be in effect from time to time. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

Q. 1933 Act shall mean the Securities Act of 1933, as amended.

R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. Participant shall mean any person to whom an Award is granted under the Plan.

V. Plan shall mean this 2019 Stock Incentive Plan.

W. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

X. Public Offering the provisions herein that refer to a “Public Offering” shall be effective, if at all, upon the initial registration of the Common Stock under Section 12(b) or 12(g) of the 1934 Act, and shall remain effective thereafter for so long as such Common Stock is so registered.

Y. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the Award. For purposes of the Plan, a Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that for a leave which exceeds three (3) months, Service shall be deemed, for purposes of determining the period within which any outstanding option held by a Participant may be exercised as an Incentive Option, to cease on the first day immediately following the expiration of such three (3)-month period, unless such Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

Z. Stock Exchange shall mean the Nasdaq Stock Market, the New York Stock Exchange, or the NYSE American Stock Exchange.

AA. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

BB. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

KORRO BIO, INC.

FIRST AMENDMENT

TO THE

2019 STOCK INCENTIVE PLAN

This FIRST AMENDMENT (this “Amendment”) to the 2019 Stock Incentive Plan (the “Plan”), of Korro Bio, Inc., a Delaware corporation (the “Company”), is being adopted by the Board of Directors of the Company by action by unanimous written consent dated as of May 24, 2019, and by the stockholders of the Company, by written consent dated as of May 24, 2019, such amendment to be effective immediately upon approval by the stockholders. Sections V.A. and V.C. of the Plan are hereby amended and restated in their entirety as follows:

“A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section V.D., the maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 934,750 shares.”

“C. Subject to adjustment as provided in Section V.D., the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Incentive Options shall not exceed 934,750 shares.”

Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed in all respects and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

[End of Document]

KORRO BIO, INC.

SECOND AMENDMENT

TO THE

2019 STOCK INCENTIVE PLAN

This SECOND AMENDMENT (this “Amendment”) to the 2019 Stock Incentive Plan, as amended by that certain First Amendment to the 2019 Stock Incentive Plan, effective May 24, 2019 (as amended, the “Plan”), of Korro Bio, Inc., a Delaware corporation (the “Company”), is being adopted by the Board of Directors of the Company by action by unanimous written consent dated as of August 16, 2019, and by the stockholders of the Company, by written consent dated as of August 16, 2019, such amendment to be effective immediately upon approval by the stockholders. Sections V.A. and V.C. of the Plan are hereby amended and restated in their entirety as follows:

“A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section V.D., the maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,021,502 shares.”

“C. Subject to adjustment as provided in Section V.D., the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Incentive Options shall not exceed 2,021,502 shares.”

Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed in all respects and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

[End of Document]

KORRO BIO, INC.

Amendment No. 3 To

2019 Stock Incentive Plan

Korro Bio, Inc.’s 2019 Stock Incentive Plan (the “Plan”), pursuant to Section V. thereof, is hereby amended as follows:

1.

Section V. of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, par value $0.001 per share, reserved under the Plan for Awards (as defined in the Plan) from 2,223,323 shares to 6,578,742 shares, and upon the Milestone Closing (as such term is defined in that certain Series A Preferred Stock Purchase Agreement by and among the Corporation and the investors listed on Exhibit A attached thereto), an additional increase of the maximum number of shares of Common Stock, par value $0.001 per share, reserved under the Plan for Awards (as defined in the Plan) from 6,578,742 shares to 9,704,977 shares.

2.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

Adopted by the Board of Directors: June 20, 2020

Adopted by the Stockholders: June 20, 2020

KORRO BIO, INC.

Amendment No. 4 To

2019 Stock Incentive Plan

Korro Bio, Inc.’s 2019 Stock Incentive Plan (the “Plan”), pursuant to Section V. thereof, is hereby amended as follows:

1.

Section V.A. of the Plan is amended to read as follows: The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section V.D, the maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 7,704,977 shares; provided, however, that upon the Milestone Closing (as such term is defined in that certain Series A Preferred Stock Purchase Agreement by and among the Corporation and the investors listed on Exhibit A attached thereto), an additional increase of the maximum number of shares of Common Stock, par value $0.001 per share, reserved under the Plan for Awards (as defined in the Plan) from 7,704,977 shares to 9,704,977 shares.

2.

Section V.C. of the Plan is amended to read as follows: Subject to adjustment as provided in Section V.D, the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Incentive Options shall not exceed 7,704,977 shares or, upon the Milestone Closing, 9,704,977 shares.

3.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

Adopted by the Board of Directors: October 22, 2020

Adopted by the Stockholders:          October 30, 2020

KORRO BIO, INC.

Amendment No. 5 To

2019 Stock Incentive Plan

Korro Bio, Inc.’s 2019 Stock Incentive Plan (the “Plan”), pursuant to Section V. thereof, is hereby amended as follows:

1.

Section V.A. of the Plan is amended to read as follows: The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section V.D, the maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 9,704,977 shares.

2.

Section V.C. of the Plan is amended to read as follows: Subject to adjustment as provided in Section V.D., the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Incentive Options shall not exceed 9,704,977 shares.

3.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

Adopted by the Board of Directors: April 13, 2021

Adopted by the Stockholders:          April 28, 2021

KORRO BIO, INC.

Amendment No. 6 to

2019 Stock Incentive Plan

Korro Bio, Inc.’s 2019 Stock Incentive Plan (the “Plan”), pursuant to Section V. thereof, is hereby amended as follows:

1.

Section V. of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, par value $0.001 per share, reserved under the Plan for Awards (as defined in the Plan) from 9,704,977 shares to 13,748,930 shares upon the Initial Closing (as such term is defined in that certain Series B Preferred Stock Purchase Agreement by and among the Corporation and the investors listed on Exhibit A attached thereto).

2.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

Adopted by the Board of Directors: November 8, 2021

Adopted by the Stockholders: November 8, 2021

KORRO BIO, INC.

Amendment No. 7 to

2019 Stock Incentive Plan

Korro Bio, Inc.’s 2019 Stock Incentive Plan (the “Plan”), pursuant to Section V. thereof, is hereby amended as follows:

1.

Section V. of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock, par value $0.001 per share, reserved under the Plan for Awards (as defined in the Plan) from 13,748,930 shares to 15,048,960 shares upon the Milestone Closing (as such term is defined in that certain Series B Preferred Stock Purchase Agreement by and among the Corporation and the investors listed on Exhibit A attached thereto).

2.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

Adopted by the Board of Directors: March 23, 2023

KORRO BIO, INC.

2019 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is between Korro Bio, Inc., a corporation organized under the laws of the State of Delaware (the “Corporation”), and the Participant identified in the table in Section 1 below (the “Participant”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Corporation’s 2019 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A, as may be amended from time to time (the “Plan”)

1. Grant of Option. Pursuant and subject to the Plan, the Corporation grants to the Participant on the “Grant Date” identified in the table below, an option (the “Option”) to purchase from the Corporation all or any part of the total of the number of shares identified in the table below (the “Shares”) of the common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), at the exercise price per share set out in the table below.

Participant:	as described on Carta or successor platform

Number of Shares:	as described on Carta or successor platform

Exercise Price Per Share:	as described on Carta or successor platform

Grant Date:	as described on Carta or successor platform

Vesting Commencement Date:	as described on Carta (“Vesting Start”) or successor platform

Expiration Date:	as described on Carta or successor platform

2. Character of Option. A portion of this Option is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the number of Shares that is intended to qualify for such tax treatment is identified in the Participant’s account on the Plan’s online administration platform.

3. Expiration of Option. Unless earlier terminated pursuant to the following sentence, this Option shall expire at 5:00 p.m. EDT on the Expiration Date. This Option shall not be exercisable, in whole or in part, after its Expiration Date. If Service shall cease or the Participant shall die prior to the Expiration Date, the provisions of the Plan shall govern exercise of any portion of the Option held by the Participant at the time of cessation of Service or upon Participant’s death.

4. Vesting; Termination of Option; Right of First Refusal.

(a) Vesting. Subject to and in accordance with the terms of the Plan, this Option shall become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date and thereafter as to an additional 2.08333% of the original number of Shares at the end of each successive one-month period (on the same calendar day as the Vesting Commencement Date) following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date, in monthly installments of whole shares as nearly equal as practicable (in each such case, the date of each such vesting, a “Vesting Date”); provided that on each Vesting Date the Participant remains in Service. The “Vesting Commencement Date” shall be the date set forth in Section 1 above. The portion of the Shares subject to the Option that has vested hereunder is referred to herein as the “Vested Option”. No portion of this Option may be exercised until such portion becomes a Vested Option. Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time and in its discretion in accordance with the provisions of the Plan, cause any portion of the Option that is unvested to become a Vested Option.

(b) Termination of Option. Except as set forth in this Agreement or the Plan, or in any other agreement between the Participant and the Corporation, if the Participant ceases to remain in Service for any reason before all of the Option vests, any unvested portion of the Option shall automatically terminate and shall be forfeited as of the date of Participant ceases to be in Service.

(c) Right of First Refusal. Until such time as the Common Stock is registered under Section 12 of the 1934 Act, the Corporation shall have a right of first refusal as is set forth in Section X.A of the Plan, and the Common Stock shall be subject to the other restrictions set forth in Section X of the Plan.

5. Issuance of Shares and Tax Withholding.

(a) Issuance of Shares. If the Participant shall exercise all or a portion of a Vested Option, the Corporation shall deliver thereafter a certificate for such Shares, or, in its discretion, shall make a notation of such issuance in the Corporation’s stock ledger.

(b) Tax Withholding. All obligations of the Corporation under this Agreement shall be subject to the rights of the Corporation as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. To the extent not withheld in accordance with the immediately preceding sentence, the Participant shall be required to pay to the Corporation, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Option.

6. No Stockholder Rights. The Participant shall not have any of the rights and privileges of a stockholder with respect to shares of Common Stock, including voting or dividend or dividend equivalent rights, until such shares shall have vested and been exercised as set forth herein.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant of the Option is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Common Stock, (c) changes in capitalization of the Corporation and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of this Option shall not confer upon the Participant any right to be retained by or in the employ or service of, or continued Service to, the Corporation or any affiliate of the Corporation and shall not interfere in any way with the right of the corporation to terminate Service at any time.

9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Corporation may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Corporation hereunder shall extend to any successors or assigns of the Corporation and to the Corporation’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Corporation without the Participant’s consent.

10. Lock-Up. If, in connection with any underwritten public offering of securities of the Corporation, the Corporation sends written notice to the Participant stating that the restrictions on transfer set forth in Section 10 are applicable to such underwritten public offering, the Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock or any Option during the one hundred eighty (180) day period (and which period may be extended as requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research and reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in Financial Industry Regulatory Authority (FINRA) Rule 2711(f)(4) or the New York Stock Exchange (NYSE) Rule 472(f)(4), or any successor provisions or amendments thereto) commencing on the effective date of any registration statement relating to such underwritten public offering, unless the Corporation has granted its prior written consent to any such sale, short sale, loan, grant of option, pledge, other encumbrance or other disposition. The foregoing restrictions are intended and shall be construed so as to preclude the Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than the Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality and applicability of the foregoing provisions of this Section 10, if, in connection with any underwritten public offering of securities of the Corporation, the managing underwriter of such offering requires that the Corporation’s then current directors and officers enter into a lock-up agreement, then (1) the Participant (regardless of whether or not the Participant has complied or complies with the provisions of clause (2) below) shall be bound be, and shall be deemed to have agreed to, the same lock-up terms as those which the Corporation’s directors and officers are required to adhere, and (2) at the request of the Corporation or such managing underwriter, the Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Corporation’s then current directors and officers.

11. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12. No Advice Regarding Option. The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding Participant’s grant of the Option or participation in the Plan, or his or her exercise of the Option and acquisition or sale of the underlying Common Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Option or the Plan.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned parties have executed and accepted this Agreement and agreed to the terms and conditions herein. This Agreement may be executed by the parties by means of electronic acceptance through the Corporation’s online acceptance process.

KORRO BIO, INC.	PARTICIPANT

By:	Name:
Name:	Participant’s Address:
Title:

KORRO BIO, INC.

2019 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is between Korro Bio, Inc., a corporation organized under the laws of the State of Delaware (the “Corporation”), and the Participant identified in the table in Section 1 below (the “Participant”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Corporation’s 2019 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A, as may be amended from time to time (the “Plan”)

1. Grant of Option. Pursuant and subject to the Plan, the Corporation grants to the Participant on the “Grant Date” identified in the table below, an option (the “Option”) to purchase from the Corporation all or any part of the total of the number of shares identified in the table below (the “Shares”) of the common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), at the exercise price per share set out in the table below.

Participant:	as described on Carta or successor platform

Number of Shares:	as described on Carta or successor platform

Exercise Price Per Share:	as described on Carta or successor platform

Grant Date:	as described on Carta or successor platform

Vesting Commencement Date:	as described on Carta (“Vesting Start”) or successor platform

Expiration Date:	as described on Carta or successor platform

2. Character of Option. This Option is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3. Expiration of Option. Unless earlier terminated pursuant to the following sentence, this Option shall expire at 5:00 p.m. EDT on the Expiration Date. This Option shall not be exercisable, in whole or in part, after its Expiration Date. If Service shall cease or the Participant shall die prior to the Expiration Date, the provisions of the Plan shall govern exercise of any portion of the Option held by the Participant at the time of cessation of Service or upon Participant’s death.

4. Vesting; Termination of Option; Right of First Refusal.

(a) Vesting. Subject to and in accordance with the terms of the Plan, this Option shall become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date and thereafter as to an additional 2.08333% of the original number of Shares at the end of each successive one-month period (on the same calendar day as the Vesting Commencement Date) following the first anniversary of the Vesting

Commencement Date until the fourth anniversary of the Vesting Commencement Date, in monthly installments of whole shares as nearly equal as practicable (in each such case, the date of each such vesting, a “Vesting Date”); provided that on each Vesting Date the Participant remains in Service. The “Vesting Commencement Date” shall be the date set forth in Section 1 above. The portion of the Shares subject to the Option that has vested hereunder is referred to herein as the “Vested Option”. No portion of this Option may be exercised until such portion becomes a Vested Option. Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time and in its discretion in accordance with the provisions of the Plan, cause any portion of the Option that is unvested to become a Vested Option.

(b) Termination of Option. Except as set forth in this Agreement or the Plan, or in any other agreement between the Participant and the Corporation, if the Participant ceases to remain in Service for any reason before all of the Option vests, any unvested portion of the Option shall automatically terminate and shall be forfeited as of the date of Participant ceases to be in Service.

(c) Right of First Refusal. Until such time as the Common Stock is registered under Section 12 of the 1934 Act, the Corporation shall have a right of first refusal as is set forth in Section X.A of the Plan, and the Common Stock shall be subject to the other restrictions set forth in Section X of the Plan.

5. Issuance of Shares and Tax Withholding.

(a) Issuance of Shares. If the Participant shall exercise all or a portion of a Vested Option, the Corporation shall deliver thereafter a certificate for such Shares, or, in its discretion, shall make a notation of such issuance in the Corporation’s stock ledger.

(b) Tax Withholding. All obligations of the Corporation under this Agreement shall be subject to the rights of the Corporation as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. To the extent not withheld in accordance with the immediately preceding sentence, the Participant shall be required to pay to the Corporation, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Option.

6. No Stockholder Rights. The Participant shall not have any of the rights and privileges of a stockholder with respect to shares of Common Stock, including voting or dividend or dividend equivalent rights, until such shares shall have vested and been exercised as set forth herein.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant of the Option is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Common Stock, (c) changes in capitalization of the Corporation and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of this Option shall not confer upon the Participant any right to be retained by or in the employ or service of, or continued Service to, the Corporation or any affiliate of the Corporation and shall not interfere in any way with the right of the corporation to terminate Service at any time.

9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Corporation may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Corporation hereunder shall extend to any successors or assigns of the Corporation and to the Corporation’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Corporation without the Participant’s consent.

10. Lock-Up. If, in connection with any underwritten public offering of securities of the Corporation, the Corporation sends written notice to the Participant stating that the restrictions on transfer set forth in Section 10 are applicable to such underwritten public offering, the Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock or any Option during the one hundred eighty (180) day period (and which period may be extended as requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research and reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in Financial Industry Regulatory Authority (FINRA) Rule 2711(f)(4) or the New York Stock Exchange (NYSE) Rule 472(f)(4), or any successor provisions or amendments thereto) commencing on the effective date of any registration statement relating to such underwritten public offering, unless the Corporation has granted its prior written consent to any such sale, short sale, loan, grant of option, pledge, other encumbrance or other disposition. The foregoing restrictions are intended and shall be construed so as to preclude the Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than the Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality and applicability of the foregoing provisions of this Section 10, if, in connection with any underwritten public offering of securities of the Corporation, the managing underwriter of such offering requires that the Corporation’s then current directors and officers enter into a lock-up agreement, then (1) the Participant (regardless of whether or not the Participant has complied or complies with the provisions of clause (2) below) shall be bound be, and shall be deemed to have agreed to, the same lock-up terms as those which the Corporation’s directors and officers are required to adhere, and (2) at the request of the Corporation or such managing underwriter, the Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Corporation’s then current directors and officers.

11. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12. No Advice Regarding Option. The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding Participant’s grant of the Option or participation in the Plan, or his or her exercise of the Option and acquisition or sale of the underlying Common Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Option or the Plan.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned parties have executed and accepted this Agreement and agreed to the terms and conditions herein. This Agreement may be executed by the parties by means of electronic acceptance through the Corporation’s online acceptance process.

KORRO BIO, INC.	PARTICIPANT

By: Name: Title:	Name: Participant’s Address:

KORRO BIO, INC.

2019 STOCK INCENTIVE PLAN

NON-STATUTORY STOCK OPTION AGREEMENT

THIS NON-STATUTORY STOCK OPTION AGREEMENT (this “Agreement”) is between Korro Bio, Inc., a corporation organized under the laws of the State of Delaware (the “Corporation”), and the Participant identified in the table in Section 1 below (the “Participant”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Corporation’s 2019 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A, as may be amended from time to time (the “Plan”)

1. Grant of Option. Pursuant and subject to the Plan, the Corporation grants to the Participant on the “Grant Date” identified in the table below, an option (the “Option”) to purchase from the Corporation all or any part of the total of the number of shares identified in the table below (the “Shares”) of the common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), at the exercise price per share set out in the table below.

Participant:	as described on Carta or successor platform

Number of Shares:	as described on Carta or successor platform

Exercise Price Per Share:	as described on Carta or successor platform

Grant Date:	as described on Carta or successor platform

Vesting Commencement Date:	as described on Carta (“Vesting Start”) or successor platform

Expiration Date:	as described on Carta or successor platform

2. Character of Option. This Option is not intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3. Expiration of Option. Unless earlier terminated pursuant to the following sentence, this Option shall expire at 5:00 p.m. EDT on the Expiration Date. This Option shall not be exercisable, in whole or in part, after its Expiration Date. If Service shall cease or the Participant shall die prior to the Expiration Date, the provisions of the Plan shall govern exercise of any portion of the Option held by the Participant at the time of cessation of Service or upon Participant’s death.

4. Vesting; Termination of Option; Right of First Refusal.

(a) Vesting. Subject to and in accordance with the terms of the Plan, this Option shall become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date and thereafter as to an additional 2.08333% of the original number of Shares at the end of each successive one-month period (on the same calendar day as the Vesting Commencement Date) following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date, in monthly installments of whole shares as nearly equal as practicable (in each such case, the date of each such vesting, a “Vesting Date”); provided that on each Vesting Date the Participant remains in Service. The “Vesting Commencement Date” shall be the date set forth in Section 1 above. The portion of the Shares subject to the Option that has vested hereunder is referred to herein as the “Vested Option”. No portion of this Option may be exercised until such portion becomes a Vested Option. Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time and in its discretion in accordance with the provisions of the Plan, cause any portion of the Option that is unvested to become a Vested Option.

(b) Termination of Option. Except as set forth in this Agreement or the Plan, or in any other agreement between the Participant and the Corporation, if the Participant ceases to remain in Service for any reason before all of the Option vests, any unvested portion of the Option shall automatically terminate and shall be forfeited as of the date of Participant ceases to be in Service.

(c) Right of First Refusal. Until such time as the Common Stock is registered under Section 12 of the 1934 Act, the Corporation shall have a right of first refusal as is set forth in Section X.A of the Plan, and the Common Stock shall be subject to the other restrictions set forth in Section X of the Plan.

5. Issuance of Shares and Tax Withholding.

(a) Issuance of Shares. If the Participant shall exercise all or a portion of a Vested Option, the Corporation shall deliver thereafter a certificate for such Shares, or, in its discretion, shall make a notation of such issuance in the Corporation’s stock ledger.

(b) Tax Withholding. All obligations of the Corporation under this Agreement shall be subject to the rights of the Corporation as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. To the extent not withheld in accordance with the immediately preceding sentence, the Participant shall be required to pay to the Corporation, or make other arrangements satisfactory to the Employer to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the Option.

6. No Stockholder Rights. The Participant shall not have any of the rights and privileges of a stockholder with respect to shares of Common Stock, including voting or dividend or dividend equivalent rights, until such shares shall have vested and been exercised as set forth herein.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant of the Option is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Common Stock, (c) changes in capitalization of the Corporation and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of this Option shall not confer upon the Participant any right to be retained by or in the employ or service of, or continued Service to, the Corporation or any affiliate of the Corporation and shall not interfere in any way with the right of the corporation to terminate Service at any time.

9. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Corporation may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Corporation hereunder shall extend to any successors or assigns of the Corporation and to the Corporation’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Corporation without the Participant’s consent.

10. Lock-Up. If, in connection with any underwritten public offering of securities of the Corporation, the Corporation sends written notice to the Participant stating that the restrictions on transfer set forth in Section 10 are applicable to such underwritten public offering, the Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock or any Option during the one hundred eighty (180) day period (and which period may be extended as requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research and reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in Financial Industry Regulatory Authority (FINRA) Rule 2711(f)(4) or the New York Stock Exchange (NYSE) Rule 472(f)(4), or any successor provisions or amendments thereto) commencing on the effective date of any registration statement relating to such underwritten public offering, unless the Corporation has granted its prior written consent to any such sale, short sale, loan, grant of option, pledge, other encumbrance or other disposition. The foregoing restrictions are intended and shall be construed so as to preclude the Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than the Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality and applicability of the foregoing provisions of this Section 10, if, in connection with any underwritten public offering of securities of the Corporation, the managing underwriter of such offering requires that the Corporation’s then current directors and officers enter into a lock-up agreement, then (1) the Participant (regardless of whether or not the Participant has complied or complies with the provisions of clause (2) below) shall be bound be, and shall be deemed to have agreed to, the same lock-up terms as those which the Corporation’s directors and officers are required to adhere, and (2) at the request of the Corporation or such managing underwriter, the Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Corporation’s then current directors and officers.

11. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12. No Advice Regarding Option. The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding Participant’s grant of the Option or participation in the Plan, or his or her exercise of the Option and acquisition or sale of the underlying Common Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Option or the Plan.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned parties have executed and accepted this Agreement and agreed to the terms and conditions herein. This Agreement may be executed by the parties by means of electronic acceptance through the Corporation’s online acceptance process.

KORRO BIO, INC.	PARTICIPANT

By:	Name:
Name:	Participant’s Address:
Title:

KORRO BIO, INC.

RESTRICTED STOCK AWARD AGREEMENT

This RESTRICTED STOCK AWARD AGREEMENT, dated as of                 , 20     (this “Agreement”), is between KORRO BIO, INC., a Delaware corporation (the “Corporation”), and the undersigned Participant (the “Participant”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Corporation’s 2019 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A, as may be amended from time to time (the “Plan”).

1. Grant of Restricted Stock Award. Pursuant to the Plan, the Corporation grants to the Participant a total of number of shares of Common Stock as is set forth on the signature page hereto, subject to the restrictions set forth below and in the Plan, including but not limited to Section V.D of the Plan (the “Shares”), at a purchase price per Share of $0.     , for an aggregate purchase price of $            .00. This Award is granted as of the date first set forth above (the “Grant Date”).

2. Vesting; Cancellation of Shares; Right of First Refusal.

(a) Vesting. Subject to and in accordance with the terms of the Plan, the Shares shall vest 25% on the first anniversary of the Grant Date and 2.0833% thereafter in a series of monthly installments for 36 months beginning on the first month following the first anniversary of the Grant Date (on the same calendar date as the Grant Date) (in each such case, the date of each such vesting, a “Vesting Date”), provided that on each such Vesting Date the Participant remains in Service (all such Shares that have vested hereunder, “Vested Shares”). The vesting of the Shares shall be cumulative, but shall not exceed 100% of the Shares. If the vesting schedule set forth above in this Section 2(a) would produce fractional Shares, the number of Shares that vest shall be rounded down to the nearest whole Share and the fractional Shares shall be accumulated and vest on the last Vesting Date, subject to the Participant’s continued Service through the last Vesting Date. Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time and in its discretion in accordance with the provisions of the Plan, cause any or all Shares that are unvested Shares to become Vested Shares. During the period before the Shares become Vested Shares, the Shares cannot be transferred, except as otherwise permitted pursuant to the terms of the Plan.

(b) Cancellation of Shares. Except as set forth in this Agreement or the Plan, or in any other agreement between the Participant and the Corporation, if the Participant ceases to remain in Service for any reason before all of the Shares vest, any unvested Shares shall automatically be surrendered to the Corporation for cancellation and the Participant shall no longer have any stockholder rights with respect to such surrendered and cancelled Shares. To the extent the surrendered Shares were previously issued to the Participant for consideration paid in cash or cash equivalents (including the Participant’s purchase money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered Shares or (ii) the Fair Market Value of those Shares at the time of the Participant’s cessation of Service and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered Shares by the applicable clause (i) or (ii) amount.

(c) Right of First Refusal. Until such time as the Common Stock is registered under Section 12 of the 1934 Act, the Corporation shall have a right of first refusal as is set forth in Section X.A. of the Plan, and the Common Stock shall be subject to the other restrictions set forth in Section X of the Plan.

(d) Repurchase Right. In the event that the Participant ceases to remain in Service for any reason before all of the Shares vest, the Corporation shall, upon the date of such date the Participant ceases to remain in Service, have the right, but not the obligation, at any time for a period of one hundred and eighty (180) days from such date, to repurchase any or all of the Shares that have not yet become vested for $0.001 per share. Unless the Participant or the Participant’s executor is otherwise notified by the Corporation within such one hundred and eighty (180) day period, the Corporation shall automatically be deemed to have exercised its option to repurchase all of the Shares that have not yet become vested upon the date the Participant ceases to remain in Service, provided that the Corporation deliver to the Participant or the Participant’s executor a check in an amount equal to the aggregate repurchase price within such one hundred and eighty (180) day period. Upon delivery of the payment of the aggregate repurchase price, the Corporation shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Corporation shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Corporation.

3. Certificates; Taxes.

(a) Certificates. Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Shares vest or may be issued directly to the Participant with restrictive legends on the certificates (if any) evidencing those unvested Shares. Upon vesting of the Shares, the Corporation shall deliver thereafter a certificate for such shares of Common Stock, or, in its discretion, shall make a notation of such issuance in the Corporation’s stock ledger.

(b) Tax Withholding. All obligations of the Corporation under this Agreement shall be subject to the rights of the Corporation as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. To the extent not withheld in accordance with the immediately preceding sentence, the Participant shall be required to pay to the Corporation, or make other arrangements satisfactory to the Corporation to provide for the payment of, any federal, state, local or other taxes that the Corporation is required to withhold with respect to the Shares.

(c) Section 83(b) Election. The Participant hereby acknowledges that the Participant has been informed that, with respect to the Shares, the Participant may file an election with the Internal Revenue Service, within thirty (30) days following the Grant Date, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the Grant Date. Absent such an election, taxable income will be measured and recognized by the Participant at the time or times at which the Shares vest. The Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the issuance of the Shares and the advisability of filing of the election under Section 83(b) of the Code. A form of election under Section 83(b) is attached hereto as Exhibit B for reference.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS NOT THE CORPORATION’S, BUT RATHER THE PARTICIPANT’S SOLE RESPONSIBILITY TO FILE THE ELECTION UNDER SECTION 83(b) TIMELY.

4. Stockholder Rights. The Participant shall have the rights and privileges of a stockholder with respect to Shares, including the right the vote the Shares and to receive any regular cash dividends on the Shares, whether or not the Shares have become Vested Shares. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested Shares by reason of any stock dividend, stock split, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, reincorporation, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

5. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and vesting of the Shares are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Common Stock, (c) changes in capitalization of the Corporation and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Shares pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

6. No Employment or Other Rights. The grant of the Shares shall not confer upon the Participant any right to be retained by or in the employ or service of, or continued Service to, the Corporation or any affiliate of the Corporation and shall not interfere in any way with the right of the Corporation to terminate Service at any time.

7. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Shares or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Shares shall automatically be surrendered to the Corporation for cancellation and the Participant shall no longer have any stockholder rights with respect to such surrendered and cancelled Shares. The rights and protections of the Corporation hereunder shall extend to any successors or assigns of the Corporation and to the Corporation’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Corporation without the Participant’s consent.

8. Lock-Up. If, in connection with any underwritten public offering of securities of the Corporation, the Corporation sends written notice to the Participant stating that the restrictions on transfer set forth in this Section 8 are applicable to such unwritten public offering, the Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock (including the Shares) during the one hundred eighty (180) day period (and which period may be extended as requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research and reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in Financial Industry Regulatory Authority (FINRA) Rule 2711(f)(4) or the New York Stock Exchange (NYSE) Rule 472(f)(4), or any successor provisions or amendments thereto) commencing on the effective date of any registration statement relating to such underwritten public offering, unless the Corporation has granted its prior written consent to any such sale, short sale, loan, grant of option, pledge, other encumbrance or other disposition. The foregoing restrictions are intended and shall be construed so as to preclude the Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than the Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality and applicability of the foregoing provisions of this Section 8, if, in connection with any underwritten public offering of securities of the Corporation, the managing underwriter of such offering requires that the Corporation’s then current directors and officers enter into a lock-up agreement, then (1) the Participant (regardless of whether or not the Participant has complied or complies with the provisions of clause (2) below) shall be bound be, and shall be deemed to have agreed to, the same lock-up terms as those which the Corporation’s directors and officers are required to adhere, and (2) at the request of the Corporation or such managing underwriter, the Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Corporation’s then current directors and officers.

9. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

10. No Advice Regarding Shares. The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding Participant’s award of Shares or participation in the Plan, or his or her acquisition or sale of the underlying Common Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Shares or the Plan.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as a sealed instrument as of the date first above written.

KORRO BIO, INC.		PARTICIPANT

By:
	Name:	Name:

	Title:	Participant’s Address:

Number of Shares:

Grant Date: